EXHIBIT 10.1
FOURTH AMENDMENT
TO
EXECUTIVE EMPLOYMENT AGREEMENT
     This Fourth Amendment to Employment Agreement (this “Fourth Amendment”) is made to be effective as of June 4, 2008 by and between Daniel D. Viren (“Executive”) and R.G. Barry Corporation (the “Company”).
WITNESSETH:
     WHEREAS, Executive and the Company are parties to an Executive Employment Agreement dated June 5, 2000, as amended by that First Amendment to Executive Employment Agreement dated June 5, 2003, that Second Amendment to Executive Employment Agreement dated May 16, 2005 and that Third Amendment to Executive Employment Agreement dated May 30, 2006 (the Employment Agreement, as amended, being herein referred to as the “Agreement”).
     WHEREAS, the term of the Agreement now expires on June 5, 2008;
     WHEREAS, Executive and the Company desire to extend the term of the Agreement;
     WHEREAS, such extension of the term of the Agreement has been approved by the Board of Directors of the Company;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the Company and Executive agree as follows:
1.	Section 2 of the Agreement is hereby amended in its entirety to read as follows:

Section 2. Term of Employment. The term of employment of Executive by the Company under this Agreement shall commence on June 5, 2000 (the “Agreement Date”) and end on August 30, 2009 (the “Term of Employment”).

2.	Except as otherwise amended hereby, the Agreement, as amended by this Fourth Amendment, shall remain in full force and effect.

3.	This Fourth Amendment may be executed in any number of counterparts, and each of such counterparts, when so executed, shall be deemed to be an original and all such counterparts shall together constitute but one and the same agreement.
     IN WITNESS WHEREOF, the parties have executed this Fourth Amendment, to be effective as of the day and year first above written.

COMPANY:

R. G. BARRY CORPORATION
By:	/s/ Greg A. Tunney
Greg A. Tunney
President and Chief Executive Officer

EXECUTIVE:
/s/ Daniel D. Viren
Daniel D. Viren